Exhibit 24


                                   F&M BANCORP

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of F&M Bancorp, a Maryland corporation, constitute and appoint Faye E. Cannon and Kenneth M. Sabanosh, or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign for the undersigned in their respective names as directors and officers of F&M Bancorp, a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of Common Stock under F&M Bancorp Stock Options substituted for Home Federal Corporation Stock Options granted under the Home Federal Corporation 1988 Stock Option and Stock Appreciation Rights Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  November 20, 1996

                                        /s/Faye E. Cannon
                                        -----------------
                                        Faye E. Cannon
                                        President and Chief Executive Officer


                                        /s/Kenneth M. Sabanosh
                                       -------------------------
                                        Kenneth M. Sabanosh
                                        Vice President and Treasurer

                                   F&M BANCORP

                                Power of Attorney

                          November 20, 1996 (continued)



                                                    /s/ John D. Brunk
-------------------------                           -------------------------
      R. Carl Benna                                       John D. Brunk


/s/ Beverly B. Byron                                /s/ Martha E. Church
-------------------------                           -------------------------
    Beverly B. Byron                                 Martha E. Church, Ph.D.


/s/ Albert H. Cohen
-------------------------                           -------------------------
     Albert H. Cohen                                George B. Delaplaine, Jr.


/s/ Maurice A. Gladhill                             /s/ Charles W. Hoff
-------------------------                           -------------------------
   Maurice A. Gladhill                                 Charles W. Hoff, III


/s/ Robert K. Moler                                 /s/ Charles A. Nicodemus
-------------------------                           -------------------------
     Robert K. Moler                                   Charles A. Nicodemus


/s/ H. Deets Warfield, Jr.                         /s/ John C. Warfield
-------------------------                           -------------------------
 H. Deets Warfield, Jr.                                  John C. Warfield


/s/ Thomas R. Winkler                              /s/ Faye E. Cannon
-------------------------                           -------------------------
    Thomas R. Winkler                                     Faye E. Cannon


/s/ James K. Kluttz
-------------------------
     James K. Kluttz